SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                              September 28, 1999

             Prudential Securities Secured Financing Corporation
            (Exact Name of Registrant as Specified in its Charter)

Delaware                           333-75489              13-3526694
----------------------------      -------------        ------------------
(State or Other Jurisdiction      (Commission          (I.R.S. Employer
of Incorporation)                  File Number)        Identification No.)

One New York Plaza
New York, New York                                          10292
--------------------                                      ---------
(Address of Principal                                     (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 778-1000

                                   No Change
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)


     Item 5. Other Events. (1)

     In connection with the offering of ABFS Mortgage Loan Trust 1999-3, Mortgage Backed Notes, Series 1999-3 described in a Prospectus Supplement dated September 17, 1999, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").




--------------
1 Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.


     Item 7. Financial Statements; Pro Forma Financial Information and
Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits:

         99.1   Related Computational Materials (as defined in Item 5 above).



                                  SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PRUDENTIAL SECURITIES SECURED
                                            FINANCING CORPORATION


                                            By:  /s/ Evan Mitnick
                                                 ---------------------
                                                 Name:   Evan Mitnick
                                                 Title:  Vice President

Dated:  September 28, 1999


                                 EXHIBIT INDEX

Exhibit No.    Description

99.1           Related Computational Materials (as defined in Item 5 above).



                 Exhibit 99.1 Related Computational Materials

     [To be filed on Form SE pursuant to a continuing hardship exemption.]